DELAWARE GROUP® EQUITY FUNDS I

Delaware Mid Cap Value Fund (the "Fund")

Supplement to the Fund's Statement of Additional Information
 dated February 26, 2016

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers –Ownership of Fund Shares":

As of Oct. 31, 2015, the portfolio managers owned shares of the Fund, as described below.  If no information is shown for a portfolio manager, the portfolio manager did not own shares of the Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned*
Kelley A. McKee	Delaware Mid Cap Value Fund	$50,001-$100,000
* The ranges for fund share ownership by the portfolio managers are: none; $1- $10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; over $1 million.

Please keep this Supplement for future reference.

This Supplement is dated July 15, 2016.